UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported) 08/09/04

FLORIDA PUBLIC UTILITIES COMPANY
(Exact Name of Registrant as Specified in Charter)

Florida	0-1055	59-0539080
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

401 South Dixie Highway, West Palm Beach, FL	33401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (561) 832-0872

Item 12.  Results of Operations and Financial Condition

On August 9, 2004 Florida Public Utilities issued a press release announcing second quarter 2004 financial results. A copy of the press release is attached as Exhibit 99.1, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLORIDA PUBLIC UTILITIES COMPANY

(Registrant)

By  /s/ George M Bachman

George M Bachman

Chief Financial Officer, Treasurer, and Corporate Secretary

Date: August 11, 2004

Exhibit Index

Exhibit No.

Description of Exhibit

99.1

Press release regarding the results of operations for the quarter ended June 30, 2004.